UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2022 (August 25, 2022)

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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (562) 435-3666

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.
☐

Item 7.01.    Regulation FD Disclosure.
On August 25, 2022, in consideration of the responses to Medi-Cal Managed Care Plans RFP #20-10029, the California Department of Health Care Services (DHCS) announced its intent to award a Medi-Cal (Medicaid) contract to the Company’s California health plan subsidiary, Molina Healthcare of California, in each of Los Angeles, Riverside, San Bernardino, Sacramento, and San Diego Counties, and projected 2024 enrollment by county based on June 2022 enrollment.  The five Medi-Cal contracts are expected to commence on January 1, 2024.
Note: The information in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This Form 8-K includes “forward-looking statements” regarding the notice of intent of DHCS to award a Medi-Cal contract to the Company’s California health plan subsidiary and estimated 2024 enrollment in certain of the counties where the DHCS announced an intent to award a Medi-Cal contract to the Company’s California health plan subsidiary. All forward-looking statements are based on the Company’s current expectations that are subject to numerous risks and uncertainties that could cause actual results to differ materially. Such risks include, without limitation, changes incidental to a successful protest or legal action by another health plan, a delay in the start date of the contract, or a change in, or the inaccuracy of, the assumptions underlying the 2024 membership estimates provided by DHCS. Given these risks and uncertainties, the Company cannot give assurances that its forward-looking statements will prove to be accurate. All forward-looking statements in this release represent the Company’s judgment as of the date hereof, and it disclaims any obligation to update any forward-looking statements to conform the statement to changes in its expectations that occur after the date of this release.
Exhibit No.	Description
104	Cover Page information from Molina Healthcare, Inc.’s Current Report on Form 8-K filed on August 29, 2022 formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MOLINA HEALTHCARE, INC.

Date:	August 29,2022	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary